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                                                                    EXHIBIT 10.9


                     Differences in Terms and Conditions of
        Executive Officer Employment Agreements, as of February 15, 2001

                                                     2001              Target Bonus
Name of           Position                           Base              (as % of Annual
Executive         of Executive                       Salary            Base Salary)
---------         ------------                       ------            ------------
Gary Anderson     Corporate Vice President,          $300,000          55%
                  Worldwide Operations
                  Technology

Alain Andreoli    Corporate Vice President           $340,000          60%
                  and General Manager,
                  International Operations,
                  Global Services and e-Business

Jeffrey Dumas     Corporate Vice President,          $270,000          50%
                  General Counsel

Robert Kocol      Corporate Vice President           $290,000          60%
                  and Chief Financial Officer